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                       SUPPLEMENT DATED JANUARY 10, 2006

This Supplement is intended to be distributed with the product prospectus for the flexible premium variable universal life insurance policy issued by John Hancock Life Insurance Company (U.S.A.). The prospectus is entitled "Accumulation VUL".

This Supplement will be used only with policies sold through the Product Prospectus and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

This Supplement is accompanied with a prospectus dated May 1, 2005 for The World Insurance Trust that contains detailed information about the CSI Equity Fund. Be sure to read that prospectus before selecting the additional investment account described in this Supplement.

Add the following investment account to the table on the cover page:

                                  CSI Equity

Add the following to the table entitled "Portfolio Annual Expenses":

                               Management 12b-1  Other   Total Annual
           Fund/Portfolio Name    Fee     Fees  Expenses   Expenses
           ------------------- ---------- ----- -------- ------------
               CSI Equity.....    1.00%    N/A    0.96%      1.96%

The provision in the Accumulation Variable Universal Life Product Prospectus entitled "Your Investment Options" is amended by adding the following paragraph:

"When you select the CSI Equity investment account, the assets of the sub-account are invested in the corresponding portfolio of The World Insurance Trust. In this prospectus, the term 'Series Fund' includes The World Insurance Trust, and the terms 'fund' and 'portfolio' includes the corresponding portfolio of The World Insurance Trust."

Accumulation - CSI Prod Supp (1/06)